UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 21, 2016

Jones Lang LaSalle Income Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 897-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 - Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On December 21, 2016, the Board of Directors of the Company adopted an Amended and Restated Code of Ethics (the “Amended Code”). The amendments were designed to conform the Amended Code to current governance best practices, including clarification of what constitutes confidential information, incorporation of a provision addressing corporate opportunities, and the process for requesting an approval or waiver.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Amended and Restated Code of Ethics

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ GREGORY A. FALK
Name: Gregory A. Falk
Title: Chief Financial Officer
Date: December 22, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Amended and Restated Code of Ethics